UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date Of Report (Date Of Earliest Event Reported): April 26, 2007
NANOPHASE TECHNOLOGIES
CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 0-22333

Delaware	36-3687863
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
1319 Marquette Drive, Romeoville, Illinois 60446
(Address of Principal Executive Offices, Including Zip Code)
(630) 771-6700
(Registrant’s Telephone Number, Including Area Code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Signature(s)

Items to be Included in this Report
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
      Effective as of April 26, 2007, Daniel S. Bilicki, a named executive officer, is no longer employed with the Company.
Signature(s)
      Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nanophase Technologies Corporation

Date: April 30, 2007	By:	/s/ JESS JANKOWSKI

JESS JANKOWSKI
Chief Financial Officer